UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020 (August 18, 2020)

AMERICAN EDUCATION CENTER, INC.

(Exact name of registrant as specified in its charter)

NEVADA	333-201029	38-3941544
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Rockefeller Plaza, 10th New York, NY	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (646) 722-2931

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

VIE Agreements

On August 18, 2020, Yiqilai (Shenzhen) Consulting Management Co., Ltd. (“Yiqilai”), a company in the People’s Republic of China (“PRC”) wholly owned by American Education Center, Inc., a Nevada corporation (the “Company”) via the Company’s subsidiary, entered into a series of contractual arrangements, including Equity Pledge Agreement, Exclusive Management Consulting Agreement, Exclusive Option Agreement, and Irrevocable Power of Attorney (collectively, the “VIE Agreements”), whereby Yiqilai gained control over Shenzhen Chongwei Technology Co., Ltd. (“Chongwei”), a PRC company involved in, among other things, e-commerce. Upon the completion of these transactions, leveraging Chongwei’s current e-commerce platform, the Company will be able to engage in business such as online education e-commerce.

Share Issuance Agreement

In consideration of entering into the transactions contemplated by the VIE Agreements, on August 18, 2020, the Company entered into a certain Share Issuance Agreement (the “Share Issuance Agreement”) with the 100% shareholders of Chongwei, Dewei Li and Bin Liu (collectively, “Subscribers”), whereby the Company agreed to issue to the Subscribers up to an aggregate of 2,640,690 shares (the “Shares”) of the Company’s common stock, par value $0.001 (the “Common Stock”). The transactions underlying the Share Issuance Agreement is expected to close in August 2020, subject to the satisfaction or waiver of applicable closing conditions.

The foregoing description of the terms of the VIE Agreements and the Share Issuance Agreement, and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the VIE Agreements and the Share Issuance Agreement, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5.

Item 3.02 Unregistered Sales of Equity Securities

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The issuance of the Shares was made pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Such issuance has not been registered under the Securities Act, and therefore, the Shares may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01 Financial Statements and Exhibits

Exhibit

Number	Exhibit Title

10.1	Equity Pledge Agreement dated August 18, 2020

10.2	Exclusive Management Consulting Agreement dated August 18, 2020

10.3	Exclusive Option Agreement dated August 18, 2020

10.4	Power of Attorney dated August 18, 2020

10.5	Share Issuance Agreement with Subscribers dated August 18, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EDUCATION CENTER, INC.

August 20, 2020	By:	/s/ Max P. Chen
Max P. Chen
Chief Executive Officer and President, Chairman of the Board